(ICON)

Prudential
Tax-Free
Money
Fund, Inc.
------------
ANNUAL
REPORT
Dec. 31, 1998

(LOGO)

Prudential Tax-Free Money Fund, Inc.

Performance At A Glance.
Municipal money market rates declined sharply in 1998 as many state and local governments issued fewer short-term debt securities and the
Federal Reserve eased monetary policy. Under these market conditions, we were very careful to take advantage of the temporary increases in tax-exempt money market yields that occurred throughout the year. As a result, your Prudential Tax-Free Money Fund provided competitive tax-exempt income and maintained its high credit quality and a stable
$1 net asset value. On December 31, 1998, the Fund's seven-day current yield was 2.74%, which was equivalent to a 4.54% taxable yield for persons in the 39.6% income tax bracket.

Fund Facts                             As of 12/31/98
                         7-Day        Net Asset      Taxable
Equivalent Yield*   Weighted Avg.     Net Assets
                      Current Yld.   Value (NAV)     @31%
@36%     @39.6%    Mat. (WAM)       (Millions)
Tax-Free
 Money Fund           2.74%              $1          3.97%
4.28%    4.54%       63 Days           $199
IBC Financial Data
 Tax-Free Money
 Fund Avg.**          2.95%              $1          4.28%
4.61%    4.88%       44 Days            N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

* Some investors may be subject to the federal alternative minimum tax (AMT). Income may be subject to state and local taxes.

** International Business Communications (IBC) Financial
Data reports
a seven-day current yield, NAV, and WAM on Mondays. This is the data of all funds in the IBC Tax-Free Money Fund category as of December
28, 1998, the closest date to the end of our reporting period.

Tax-Free Money Fund Yields Fluctuate At Low Levels.
          (GRAPH)


How Investments Compared.
    (As of 12/31/98)
        (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results.
The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss.
In addition, we've included historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value and provide tax-free income; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for Tax-Exempt Money Funds.

Colleen Meehan, Fund Manager                      (PICTURE)

Portfolio
Manager's Report
The Prudential Tax-Free Money Fund seeks high current income that is exempt from federal income taxes, consistent with the stability of capital and the maintenance of liquidity. The Fund invests in a diversified portfolio of high-quality, short-term municipal bonds issued by state and local governments, territories and possessions of the United States, and by the District of Columbia. Maturities can range from one day to a maximum of 13 months. We purchase only securities rated in one of the two highest rating categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

The Importance Of WAM.
Weighted average maturity (WAM) takes into account the maturity level of each security held by a fund. WAM is the measurement tool that determines a fund's sensitivity to changes in interest rates. A lengthened WAM enables a fund's yield to remain higher for a longer period of time during declining interest rate cycles.

Strategy Session.
Our WAM Remained Longer.

Throughout 1998, we stuck with our strategy of buying higher-yielding securities, when available, to keep our Fund's weighted average maturity (WAM) longer than that of its competition.
Maintaining a
longer WAM for most of the year enabled our Fund's yield to remain higher for a longer period of time as tax-exempt money market yields declined.

Yields fell (and prices rose), in part, as investor demand increased for municipal money market securities while the supply decreased.
In fact, the Bond Buyer One-Year Note Index -- a popular gauge of municipal money market yields -- fell to 3.04% as of December 31, 1998 from 3.78% at the beginning of the year.

Short-term borrowing needs of many state and local governments declined in 1998 because favorable economic conditions in the
United States boosted their tax revenues. Therefore the City of
New York and the states of California and Texas issued fewer tax-exempt notes, which typically mature in 12 months or less.
Some state and local governments also preferred to issue longer-term debt securities, as opposed to notes, in order to lock in low yields for a longer period of time. As a result, the total dollar volume of tax-exempt notes in 1998 was down 25% from 1997, according to
Municipal Market Data. The 1998 total volume was the lowest in a decade.

Besides the supply/demand imbalance, tax-exempt money market yields also fell along with the Federal funds rate (the rate banks charge each other to borrow funds overnight). It was lowered by a quarter percentage point on September 29, October 15, and November 17, leaving the key rate at 4.75%. The Federal Reserve cut the key short-term rate to restore confidence in the U.S. economy and calm financial markets after a global financial crisis spread from
Asia to Russia and Latin America in midsummer. Our strategy of maintaining a longer WAM benefited the Fund in this market environment.

What Went Well.
Locking In Higher Yields.
Keeping the Fund's WAM longer than its competition proved to be a real challenge amid the dearth of tax-exempt money market securities. We had to act quickly to benefit from temporary jumps in money market yields that occurred during the year.

For example, portfolio managers sold securities to pay for shareholder redemptions during tax season. Because their sales temporarily pushed up money market yields in late April and early
May, we were able to buy attractively priced tax-exempt commercial paper as well as notes maturing in six months and one year. These purchases lengthened the WAM. As a result, the Fund was advantageously positioned to ride out the decline in interest rates that typically occurs in early July.

Although tax-exempt money market yields edged slightly lower as the Federal funds rate declined, yields temporarily climbed in the final weeks of December. Yields rose because portfolio managers sold securities to provide shareholders with money to pay for holiday expenditures. To prepare for this year-end buying opportunity and our own shareholder redemptions, we increased the
Fund's exposure to very short-term securities in November and
December. This gave us quick access to money in late December, when we bought tax-exempt commercial paper maturing in February and March. These purchases allowed the Fund to weather the period of low rates that usually occurs in January.

And Not So Well.
More Would Have Been Better.

In hindsight, we should have purchased even more longer-term money market securities in the first six months of 1998 because yields were comparatively higher in the first half of the year. Had we bought more aggressively from January through June, we would not have needed to reinvest as much of the Fund's cash flow at the substantially lower rates available during the second half of the year.

Looking Ahead.
We expect the Federal Reserve to hold monetary policy steady for the time being. The central bank has little reason to act as the
United States continues to benefit from an ideal combination of solid economic growth and tame inflation. If the economy continues to expand at a brisk pace, we believe the supply of tax-exempt money market securities will decline even further. Therefore we will try to keep the Fund's WAM longer than that of its competition in order to enhance its performance.

Weighted Average Maturity Compared
     To The Average Fund.
            (GRAPH)

President's Letter                             February 16,
1999
(PICTURE)

Dear Shareholder:

Many major equity market indexes ended 1998 on the upswing -
- posting
an unprecedented fourth consecutive year of double-digit returns -- as many stocks rebounded off their early October lows. Bond investors were also cheered by healthy returns on U.S. Treasuries and investment-grade corporate debt, as well as certain Western European bonds.

Unfortunately, the equity market's advance was neither broad nor deep. It was limited primarily to stocks of larger companies with established records of growth. Investors ignored the stocks of both undervalued companies and smaller companies in a "flight to quality" stemming from financial turmoil in Asia and fears of a recession in the United States. Accordingly, growth-style investors in large-company stocks outperformed value-style investors by the widest margins in nearly 24 years -- and not since the Great
Depression have large-company stocks so outperformed stocks of small companies.

The rally in bonds was not universal either. While government bonds -- especially Treasuries -- enjoyed strong appeal, investors were cool toward lower-rated issues. Highyield bonds, therefore, saw yields rise while prices fell.

What We Can Learn From '98

The volatility of 1998 underscores points all investors should keep in mind: Financial markets will rise and fall, sometimes dramatically.
Because asset classes seldom move in lockstep, owning a mix of value- and growth-oriented mutual funds in addition to bond and money market funds can help lessen the effects of market volatility.

Generally speaking, long-term success in investment management comes from remaining true to an investment discipline -- even when it is out of favor. Investors who maintain a long-term perspective and don't sell during market lows are more likely to regain lost ground, and while past events cannot foretell future performance, stocks and bonds have produced attractive returns ahead of inflation over time.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms
President

Portfolio of Investments as
of December 31, 1998                 PRUDENTIAL TAX-FREE
MONEY FUND, INC.
------------------------------------------------------------
--------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description(a)
(Unaudited)        Rate         Date        (000)
(Note 1)
------------------------------------------------------------
------------------------------------------------------------
------
Arkansas--1.5%
Arkansas Hosp. Equip. Fin. Auth. AHA Pooled Fin. Prog.,
   F.R.W.D.,
   Ser. 98A
A-1+*            4.00%        1/06/99   $  3,000     $
3,000,000
------------------------------------------------------------
------------------------------------------------------------
------
Colorado--3.3%
Colorado Hlth. Facs. Auth. Rev., Frasier Meadows Manor,
   F.R.W.D.,
   Ser. 94
NR               4.05         1/07/99      6,585
6,585,000
------------------------------------------------------------
------------------------------------------------------------
------
District of Columbia--0.4%
Dist. of Columbia, G.O. Var. Rat, F.R.D.D., Ser. 92A-4
VMIG1            5.20         1/04/99        800
800,000
------------------------------------------------------------
------------------------------------------------------------
------
Florida--3.4%
Jacksonville Pwr. & Lt. , Lomak Petroleum Inc., T.E.C.P.,
   Ser. 94
VMIG1            3.25         1/22/99      3,500
3,500,000
St Lucie County Florida Policy, T.E.C.P., Ser. 94A
VMIG1            3.10         2/16/99      3,200
3,200,000

------------

6,700,000
------------------------------------------------------------
------------------------------------------------------------
------
Georgia--4.3%
Burke Cnty. Dev. Auth. Poll., Pwr. Plant Vogtle Proj.,
   T.E.C.P.,
   Ser. 96-1
VMIG1            3.15         1/26/99      5,800
5,800,000
Monroe Cnty. Dev. Auth. Poll., Oglethorpe Pwr. Corp.,
   S.E.M.O.T.,
   Ser. 96
NR               3.45         5/01/99      2,670
2,670,000

------------

8,470,000
------------------------------------------------------------
------------------------------------------------------------
------
Illinois--9.5%
Illinois Hlth. Fac. Auth.,
   Evanston Hosp. Corp. Proj., A.N.N.M.T., Ser. 92
VMIG1            3.10        11/01/99      3,000
3,000,000
   Evanston Hosp., A.N.N.M.T., Ser. 95
VMIG1            3.80         4/30/99      7,000
7,000,000
Kane Cnty. Community Sch. Dist.,T.R.A.N., Ser. 97
NR               4.00         1/15/99      8,900
8,900,660

------------

18,900,660
------------------------------------------------------------
------------------------------------------------------------
------
Indiana--2.5%
Indiana St. Dev. Fin. Auth. Rev., Edl. Facs., Covenant High
   Sch., F.R.W.D., Ser. 96
NR               4.10         1/07/99      5,000
5,000,000
------------------------------------------------------------
------------------------------------------------------------
------
Kentucky--6.8%
Kentucky Prop.& Bldg. Comm. Rev., Proj. No. 60
A2               4.50        10/01/99      3,000
3,027,367
Ohio Cnty. Poll. Ctrl. Rev., Big Rivers Elec. Corp. Proj.,
   F.R.W.D.,
   Ser. 85
VMIG1            4.20         1/06/99      5,000
5,000,000
   Ser. 83
VMIG1            4.20         1/06/99      5,500
5,500,000

------------

13,527,367

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of December 31, 1998                 PRUDENTIAL TAX-FREE
MONEY FUND, INC.
------------------------------------------------------------
--------------------

Moody's                               Principal

Rating      Interest     Maturity     Amount         Value
Description(a)
(Unaudited)      Rate         Date        (000)        (Note
1)
------------------------------------------------------------
------------------------------------------------------------
------
Maine--0.9%
Maine Bond Anticipation Note, Ser. 1
NR               4.00%        1/21/99   $  1,900     $
1,900,406
------------------------------------------------------------
------------------------------------------------------------
------
Massachusetts--9.8%
Commonwealth. of Mass., First Chicago Cert., F.R.W.D.S.,
Ser.
   98B
VMIG1            4.23         1/06/99      3,250
3,250,000
Massachusetts Ind. Fin. Agcy. Ind. Rev., Ocean Spray
   Cranberry, A.N.N.O.T., Ser. 84
NR               3.35        10/15/99      4,500
4,500,000
Quincy Mass., Bond Anticipation Note, Ser. 98
NR               4.10         5/21/99      5,500
5,506,709
State of Massachussetts Cons. Loans, Ser. 89-A
Aaa              7.00         2/01/99      6,300
6,317,628

------------

19,574,337
------------------------------------------------------------
------------------------------------------------------------
------
Minnesota--2.6%
Bloomington Coml. Dev. Rev., 94th Street Assoc. Proj.,
   F.R.W.D., Ser. 85
A-1+*            3.55         1/04/99      5,105
5,105,000
------------------------------------------------------------
------------------------------------------------------------
------
Mississipi--3.8%
Mississippi Hsg. Fin. Corp. Sngl. Fam. Mtge., F.R.W.D.S.,
   Ser. 88
A-1+*            4.15         1/07/99      7,510
7,510,000
------------------------------------------------------------
------------------------------------------------------------
------
Missouri--1.3%
Missouri Dev. Fin. Bd. Science City, F.R.D.D., Ser 97B
VMIG1            5.25         1/04/99      2,500
2,500,000
------------------------------------------------------------
------------------------------------------------------------
------
New Hampshire--1.5%
New Hampshire Bus. Fin. Auth., New England Pwr. Co. Proj.,
   T.E.C.P., Ser. 90A
P-1              3.15         2/09/99      2,000
2,000,000
New Hampshire State Ed. & Hlth. Fac. College Issue, Ser. 95
NR               7.50         1/15/99        994
1,034,601

------------

3,034,601
------------------------------------------------------------
------------------------------------------------------------
------
New York--2.5%
New York St. Power Auth. Rev., T.E.C.P., Ser. 2
P-1              3.10         2/12/99      5,000
5,000,000
------------------------------------------------------------
------------------------------------------------------------
------
Ohio--3.0%
EastLake Indl. Dev. Rev., Astro Model Dev. Corp., F.R.W.D.,
   Ser. 96
NR               4.15         1/07/99      3,000
3,000,000
Ohio Hsg. Fin. Agcy., Multifamily Hsg. Rev., F.R.W.D., Ser.
B   A-1+*            4.15         1/08/99      3,000
3,000,000

------------

6,000,000
------------------------------------------------------------
------------------------------------------------------------
------
Oklahoma--3.9%
Tulsa Pkg. Auth. Rev., Williams Ctr. Proj., S.E.M.M.T., Ser.
   87A
VMIG1            3.15         5/17/99      7,740
7,740,000

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of December 31, 1998                 PRUDENTIAL TAX-FREE
MONEY FUND, INC.
------------------------------------------------------------
--------------------

Moody's                               Principal

Rating      Interest     Maturity     Amount         Value
Description(a)
(Unaudited)      Rate         Date        (000)        (Note
1)
------------------------------------------------------------
------------------------------------------------------------
------
Oregon--7.1%
Oregon St Hsg. & Comm. Serv. Dept. Mtge. Rev., A.N.N.M.T.
   Single Family Mtge. Ser. H
VMIG1            3.10%       12/01/99   $  2,025     $
2,025,000
   Single Family Mtge. Ser. I
VMIG1            3.15        12/01/99      4,500
4,500,000
Oregon St. Econ. Dev. Rev., KRC Western Inc. Proj.,
F.R.W.D.,
   Ser. 178
Aa2              4.20         1/07/99      7,650
7,650,000

------------

14,175,000
------------------------------------------------------------
------------------------------------------------------------
------
Pennsylvania--0.5%
Allegheny Cnty., Greater Pitt. Intr'l Airport, Ser. 90A
Aaa              7.05         1/01/00      1,000
1,037,280
------------------------------------------------------------
------------------------------------------------------------
------
South Carolina--5.5%
South Carolina Pub. Svc. Auth., T.E.C.P.
P-1              3.25         1/15/99     11,000
11,000,000
------------------------------------------------------------
------------------------------------------------------------
------
South Dakota--5.6%
Brookings SD, Cert. of Part. Q.T.R.M.T., Ser. 97
NR               3.85         3/11/99      3,655
3,655,000
South Dakota Housing Development Authority Home Ownership
   Mrtg., A.N.N.M.T., Ser. 98
MIG1             3.20        12/02/99      3,000
3,000,000
South Dakota Hsg. Dev. Auth. Hsg. Rev., F.R.W.D., Ser. 98
NR               4.35         1/07/99      4,450
4,450,000

------------

11,105,000
------------------------------------------------------------
------------------------------------------------------------
------
Texas--11.5%
Greater Texas Stu. Ln. Rev. Rfdg., A.N.N.M.T., Ser. 96A
VMIG1            3.60         3/01/99      5,000
5,000,000
Gulf Coast Ind. Dev. Auth., Citgo Petro. Proj., F.R.D.D.,
   Ser. 94
VMIG1            5.25         1/04/99      1,000
1,000,000
Houston Water & Sewer Sys. Rev., F.R.W.D.S. , Ser. SG-73
A1+*             4.15         1/06/99      5,600
5,600,000
Houston G.O., T.E.C.P., Ser. B
P-1              3.20         1/13/99      7,500
7,500,000
Waxahachie Texas Ind. Dev. Auth. Rev., F.R.W.D., Ser. 98
Aa3              4.10         1/06/99      3,850
3,850,000

------------

22,950,000
------------------------------------------------------------
------------------------------------------------------------
------
Utah--4.4%
Intermountain Pwr. Agy.,
   Q.T.R.O.T.S., Ser. A
VMIG1            3.50         2/01/99      2,350
2,350,000
   T.E.C.P., Ser. B
A-1*             3.10         2/18/99      4,400
4,400,000
Utah Wtr. Fin. Agy. Rev., Pooled Loan Fin. Prog.
AAA              4.40        10/01/99      2,000
2,020,487

------------

8,770,487

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of December 31, 1998                PRUDENTIAL TAX-FREE
MONEY FUND, INC.
------------------------------------------------------------
--------------------

Moody's                               Principal

Rating      Interest     Maturity     Amount         Value
Description(a)
(Unaudited)      Rate         Date        (000)        (Note
1)
------------------------------------------------------------
------------------------------------------------------------
------
Virginia--1.0%
Hopewell Ind. Dev. Auth. Rev., F.R.D.D., Ser. 90A
P-1              5.30%        1/04/99   $    600     $
600,000
Southampton Cnty. Ind. Dev. Auth. Rev. Hudson Pwr. Proj.,
   F.R.D.D., Ser. 90A
VMIG1            5.30         1/04/99      1,400
1,400,000

------------

2,000,000
------------------------------------------------------------
------------------------------------------------------------
------
Wisconsin--4.5%
Whitewater Ind. Dev. Rev., Trek Bicycle Proj., F.R.W.D.,
Ser.
   95
NR               4.25         1/07/99      4,055
4,055,000
Wisconsin Hsg & Econ. Dev. Auth., Eagle Trust, Q.T.R.O.T.S.,
   Ser. 4901
   (cost $4,995,000, date purchased 9/1/98)(d)
A-1+*            3.25         3/01/99      4,995
4,995,000

------------

9,050,000
Total Investments--101.1%
(cost $201,435,138(c))
201,435,138
Liabilities in excess of other assets--(1.1)%
(2,269,931)

------------
Net Assets--100%
$199,165,207

------------

------------

---------------
(a) The following abbreviations are used in portfolio
descriptions:
    A.N.N.M.T.--Annual Mandatory Tender(b)
    A.N.N.O.T.--Annual Optional Tender(b)
    F.R.D.D.--Floating Rate (Daily) Demand Note(b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b) F.R.W.D.S.--Floating Rate (Weekly) Demand Note
Synthetic(b)
    G.O.--General Obligation
    Q.T.R.M.T.--Quarterly Tax & Reserve Mandatory Tender(b) Q.T.R.O.T.S.--Quarterly Synthetic Optional Tender(b) S.E.M.M.T.--Semi-Annual Mandatory Tender(b)
    S.E.M.O.T.--Semi-Monthly Optional Tender Offer(b) T.E.C.P.--Tax-Exempt Commercial Paper
(b) For purposes of amortized cost valuation, the maturity
date of these
    instruments is considered to be the later of the next
date on which the
    security can be redeemed at par, or the next date on
which the rate of
    interest is adjusted.
(c) The cost basis for federal income tax purposes is
substantially the same as
    that used for financial statement purposes.
(d) Indicates illiquid security restricted as to resale and
does not have a
    readily available market; the aggregate cost of such
securities is
    $4,995,000.
 * Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description of
Moody's and Standard and Poor's ratings.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

Statement of Assets and Liabilities         PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------

Assets
December 31, 1998

-----------------
Investments, at amortized cost which approximates market
value..........................................        $
201,435,138
Receivable for Fund shares
sold........................................................
 .................           13,475,031
Interest
receivable..................................................
 ...................................            1,739,105
Prepaid
expenses....................................................
 ....................................                6,837

-----------------
   Total
assets......................................................
 ...................................          216,656,111

-----------------
Liabilities
Payable for Fund shares
reacquired..................................................
 ....................           16,025,325
Payable for Investments
purchased...................................................
 ....................            1,037,867
Accrued
expenses....................................................
 ....................................              157,674
Dividends
payable.....................................................
 ..................................              121,209
Management fee
payable.....................................................
 .............................               93,862
Bank
overdraft...................................................
 .......................................               50,117
Distribution fee
payable.....................................................
 ...........................                4,850

-----------------
   Total
liabilities.................................................
 ...................................           17,490,904

-----------------
Net
Assets......................................................
 ........................................        $
199,165,207

-----------------

-----------------
Net assets were comprised of:
   Common Stock, $.01 par
value.......................................................
 ..................        $   1,992,595
   Paid-in capital in excess of
par.........................................................
 ............          197,172,612

-----------------
Net assets, December 31,
1998........................................................
 ...................        $ 199,165,207

-----------------

-----------------
Net asset value, offering price and redemption price
   per share ($199,165,207 / 199,259,486
shares).....................................................
 ...                  $1.00

-----------------

-----------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     7

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31,
1998
Income
   Interest..............................      $10,011,696
                                            ----------------
-
Expenses
   Management fee........................        1,389,197
   Distribution fee......................          347,299
   Transfer agent's fees and expenses....          264,000
   Custodian's fees and expenses.........           73,000
   Reports to shareholders...............           49,000
   Registration fees.....................           45,000
   Audit fee and expenses................           26,000
   Legal fees and expenses...............           25,000
   Directors' fees and expenses..........           12,000
   Insurance.............................            3,500
   Miscellaneous.........................            1,676
                                            ----------------
-
      Total expenses.....................        2,235,672
   Less: custodian fee credit............           (7,883)
                                            ----------------
-
      Net expenses.......................        2,227,789
                                            ----------------
-
Net investment income....................        7,783,907
                                            ----------------
-
Realized Gain on Investments
Net realized gain on investment
   transactions                                     10,290
                                            ----------------
-
Net Increase in Net Assets
Resulting from Operations................      $ 7,794,197
                                            ----------------
-
                                            ----------------
-

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended December 31,
in Net Assets                        1998              1997
Operations
   Net investment income.......  $7,783,907....   $
10,097,274
   Net realized gain on
      investment
      transactions.............         10,290          --
                                 -------------    ----------
-----
   Net increase in net assets
      resulting from
      operations...............      7,794,197
10,097,274
                                 -------------    ----------
-----
Dividends and distributions to
   shareholders................     (7,794,197)
(10,097,274)
                                 -------------    ----------
-----
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed...............    776,364,363
1,046,969,468
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      7,493,041
9,663,288
   Cost of shares reacquired...   (914,504,317)
(1,060,629,324)
                                 -------------    ----------
-----
   Net decrease in net assets
      from Fund share
      transactions.............   (130,646,913)
(3,996,568)
                                 -------------    ----------
-----
Total decrease.................   (130,646,913)
(3,996,568)
Net Assets
Beginning of year..............    329,812,120
333,808,688
                                 -------------    ----------
-----
End of year....................  $ 199,165,207    $
329,812,120
                                 -------------    ----------
-----
                                 -------------    ----------
-----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     8

Notes to Financial Statements               PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------
Prudential Tax-Free Money Fund, Inc. (the 'Fund') is
registered under the
Investment Company Act of 1940 as a diversified, open-end
management investment
company. The investment objective of the Fund is to attain
the highest level of
current income that is exempt from federal income taxes,
consistent with
liquidity and preservation of capital. The Fund will invest
in short-term
tax-exempt debt securities of state and local governments.
The ability of the
issuers of the securities held by the Fund to meet their
obligations may be
affected by economic or political developments in a specific state, industry or
region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund in the preparation of its financial statements. Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method
involves valuing a security
at its cost on the date of purchase and thereafter assuming
a constant
amortization to maturity of any discount or premium. Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and losses on
sales of investments
are calculated on an identified cost basis. Interest income
is recorded on an
accrual basis. The cost of portfolio securities for federal
income tax purposes
is substantially the same as for financial reporting
purposes. Expenses are
recorded on the accrual basis which may require the use of
certain estimates by
management.
Federal Income Taxes: It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to
regulated investment
companies and to distribute all of its net investment income to its
shareholders. For this reason, no federal income tax
provision is required.
Dividends: The Fund declares dividends daily from net
investment income and net
realized gains, if any. Payment of dividends is made
monthly.
Custody Fee Credits: The Fund has an arrangement with its
custodian bank,
whereby uninvested monies earn credits which reduce the fees charged by the
custodian.
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
Prudential
Investment Corporation ('PIC'); PIC furnishes investment
advisory services in
connection with the management of the Fund. PIFM pays for
the cost of the
subadviser's services, the compensation of officers of the
Fund, occupancy and
certain clerical and bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid PIFM is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the Fund's average daily net assets up
to $750 million,
 .425 of 1% of the next $750 million of average daily net
assets and .375 of 1%
of average daily net assets in excess of $1.5 billion.
The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Fund through
May 31, 1998.
Prudential Investment Management Services LLC ('PIMS')
became the distributor of
the Fund effective June 1, 1998 and is serving the Fund
under the same terms and
conditions as under the agreement with PSI. The Fund
compensated PSI and PIMS
for distributing and servicing the Fund's shares pursuant to the plan of
distribution at an annual rate of .125 of 1% of the Fund's
average daily net
assets. The distribution fee is accrued daily and payable
monthly.
PSI, PIFM, PIC and PIMS are indirect, wholly owned
subsidiaries of The
Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent and during the year
ended December 31, 1998,
the Fund incurred fees of approximately $195,000 for the
services of PMFS. As of
December 31, 1998, approximately $13,000 of such fees were
due to PMFS. Transfer
agent fees and expenses in the Statement of Operations
include certain
out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
--------------------
                                       9

Financial Highlights                        PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------

Year Ended December 31,

-----------------------------------------------

1998         1997         1996         1995

--------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year..........................................    $   1.00
$   1.00     $   1.00     $   1.00
Net investment income and realized
gains....................................        .028
 .030         .028         .031
Dividends and distributions to
shareholders.................................       (.028)
(.030)       (.028)       (.031)

--------     --------     --------     --------
Net asset value, end of
year................................................    $
1.00     $   1.00     $   1.00     $   1.00

--------     --------     --------     --------

--------     --------     --------     --------
TOTAL
RETURN(a):..................................................
 ..........        2.83%        3.00%        2.84%
3.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)...............................................
$199,165     $329,812     $333,808     $387,651
Average net assets
(000)....................................................
$277,839     $339,825     $403,230     $470,370
Ratios to average net assets:
   Expenses, including distribution
fee.....................................         .80%
 .78%         .80%         .85%
   Expenses, excluding distribution
fee.....................................         .68%
 .66%         .67%         .72%
   Net investment
income....................................................
2.80%        2.97%        2.83%        3.14%

1994

--------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year..........................................  $   1.00
Net investment income and realized
gains....................................      .023
Dividends and distributions to
shareholders.................................     (.023)

--------
Net asset value, end of
year................................................  $
1.00

--------

--------
TOTAL
RETURN(a):..................................................
 ..........      2.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)...............................................
$487,290
Average net assets
(000)....................................................
$644,481
Ratios to average net assets:
   Expenses, including distribution
fee.....................................       .75%
   Expenses, excluding distribution
fee.....................................       .63%
   Net investment
income....................................................
2.26%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day
    and a sale on the last day of each period reported and
includes reinvestment
    of dividends and distributions.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     10

Report of Independent Accountants           PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors of Prudential Tax-Free Money Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Free Money Fund,
Inc. (the 'Fund') at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
These financial statements and financial highlights
(hereafter referred to as
'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 12, 1999

Tax Information (Unaudited)                 PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Fund's fiscal year end (December 31, 1998) as to the federal tax status of
dividends paid by the Fund during such fiscal year.
Accordingly, we are advising
you that in the fiscal year ended December 31, 1998,
dividends paid from net
investment income of $.03 were federally tax-exempt interest dividends.
Information with respect to the state taxability of your
investment in the Fund
was sent to you under separate cover.
------------------------------------------------------------
--------------------
                                       11

Getting The Most From Your Prudential Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve
on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the
U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Robin B. Smith
Stephen Stoneburn
Brian M. Storms
Nancy H. Teeters

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74436P103   MF103E